Exhibit 99.1

Fourth Quarter 2003 Supplemental Financial Report

Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the prospectus included in the Company’s Form S-11 Registration Statement. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
December 31, 2003

Company Information

First Potomac Realty Trust is a self-managed, self-administered real estate investment trust formed to acquire, operate and develop industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value. Since its formation in 1997, First Potomac has assembled a 17-property portfolio consisting of 36 buildings totaling approximately 2.9 million square feet.

Corporate Headquarters	7200 Wisconsin Ave.	Investor Relations	Tripp Sullivan
	Suite 310		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376
tripp.sullivan@cci-ir.com
New York Stock Exchange
Barry H. Bass
Chief Financial Officer
(301) 986-9200
Web Site	www.first-potomac.com		bbass@first-potomac.com

Quarterly Supplemental Disclosure
December 31, 2003

Company Background

First Potomac Realty Trust (“the Company”) closed on its initial public offering on October 28, 2003. The Company sold 8,625,000 common shares of beneficial interest, raising net proceeds of approximately $118 million. As of December 31, 2003, the Company had used approximately $102 million of the $118 million in net proceeds from the IPO to (i) repay debt, including accrued interest and prepayment fees ($41 million), (ii) acquire joint venture interests held by an institutional partner in four of the Company’s properties ($1 million) and (iii) acquire four additional properties ($60 million). The Company subsequently repaid an additional $7 million of debt and intends to use the remaining proceeds for general corporate and working capital purposes, including possible future acquisitions.

Results and Basis of Presentation

The results and financial information presented in this earnings release for the Company and the Company’s pre-IPO predecessor (“First Potomac Predecessor”) are presented on a combined historical and pro forma basis. The results include (i) the results of the First Potomac Predecessor through the closing date of the Company’s initial public offering (“IPO”) on October 28, 2003 and (ii) the Company’s actual results from October 29, 2003 through December 31, 2003.

Pro forma fourth quarter results are also presented to provide a supplemental representation of the Company’s operating results. The pro forma presentation reflects the Company’s results as though the IPO transactions and the acquisitions completed during the fourth quarter had all occurred at the beginning of the quarter.The pro forma adjustments include the elimination of certain non-recurring charges associated with the IPO and the proration of various general and administrative costs that were incurred during the fourth quarter. The adjustments included in the pro forma are as follows:

·	Full quarter impact for fourth quarter acquisitions of Alexandria Corporate Park, Ammendale, Interstate Plaza and Virginia Center;

·	Full quarter impact for acquisition of remaining ownership interests in six properties that were previously owned in part by various joint venture interests and were acquired upon completion of the IPO;

·	Elimination of $4.6 million of non-recurring prepayment penalties and direct write-off of unamortized debt costs associated with the repayment of approximately $36 million in debt;

·	Elimination of interest expense associated with $36 million of debt paid off in the fourth quarter;

·	Termination charge of $1.4 million related to the acquisition of FPM Management, LLC’s in-place workforce and extinguishment of the acquired property management agreements; and

·	Proration of various general and administrative expenses fully recorded in fourth quarter 2003 that would normally be allocated ratably throughout the Company’s fiscal year. These expenses include compensation costs, trustee fees and other routine costs that would be allocated across four quarters.

Quarterly Supplemental Disclosure
December 31, 2003

	STATEMENTS OF OPERATION
	(in thousands)

	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC
	REALTY TRUST and	REALTY TRUST and	REALTY TRUST
	FIRST POTOMAC	FIRST POTOMAC	PRO FORMA
	PREDECESSOR	PREDECESSOR	CONSOLIDATED
	12 months ended	3 months ended	3 months ended
	December 31, 2003	December 31, 2003	December 31, 2003
OPERATING REVENUES
Rental revenues	$15,341	$4,759	$6,570
Tenant reimbursments	3,022	837	1,029

	$18,363	$5,596	$7,599

PROPERTY EXPENSES
Property operating	3,339	1,209	1,489
Real estate taxes and insurance	1,574	533	695

NET OPERATING INCOME	$13,450	$3,854	$5,415

OTHER INCOME (EXPENSE)
General and administrative	(4,306)	(2,758)	(827)
Other income	222	184	95

EBITDA	9,366	1,280	4,683
Depreciation and amortization	(5,128)	(1,743)	(2,349)
Interest expense	(11,075)	(2,414)	(2,177)
Equity in earnings of investees	(47)	17	—
Loss on early retirement of debt	(4,567)	(4,567)	—

Income before minority interest	(11,451)	(7,427)	157
Minority interest	1,308	1,102	(22)
NET INCOME (LOSS)	$(10,143)	$(6,325)	$135

Quarterly Supplemental Disclosure
December 31, 2003

FINANCIAL QUARTER
(in thousands, except per share data)

PRO FORMA QUARTER

3 months ended
FUNDS FROM OPERATIONS ("FFO")	December 31, 2003

Net income	$135
Add back:
Depreciation of real estate and amortization of leasing costs	2,349
Minority interest	22

FFO	$2,506
ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

FFO	$2,506
Straight-line rent, net	(97)
Intangibles amortization	(58)
Non real-estate depreciation	13
Amortization of finance costs	182
Tenant improvements	(141)
Leasing commissions	(91)
Capital expenditures	(324)

AFFO	$1,990
FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)

AFFO	$1,990
Scheduled principal repayments	(302)

FAD	$1,688
Total weighted average shares and OP units

Basic	10,031

Diluted	10,095

FFO per share:
FFO per share — Basic	$0.25

FFO per share — Diluted	$0.25

AFFO per share — Basic	$0.20

AFFO per share — Diluted	$0.20

FAD per share — Basic	$0.17

FAD per share — Diluted	$0.17

Quarterly Supplemental Disclosure
December 31, 2003

	(in thousands)

		FIRST POTOMAC
	FIRST POTOMAC	PREDECESSOR
	REALTY TRUST	CONDENSED
	CONSOLIDATED	CONSOLIDATED
	BALANCE SHEET	BALANCE SHEET
	December 31, 2003	December 31, 2002
Assets
Rental property, net	$208,335	$104,636
Cash	16,308	1,222
Escrows & reserves	3,422	3,313
Accounts & other receivables	575	303
Accrued straight-line rents	1,806	1,475
Deferred costs, net	4,943	3,395
Prepaid expenses & other assets	773	140
Investment in real estate entities	—	10,672
Intangible assets, net	9,724	1,436

Total assets	$245,886	$126,592

Liabilities
Accounts payable & accrued expenses	$1,631	$391
Accrued interest	152	2,382
Rents received in advance	802	238
Tenant security deposits	1,026	552
Mortgage loans & other debt	127,840	123,938
Other liabilities	803	—

Total liabilities	$132,254	$127,501

Minority interest	19,867	416
Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized: 8,634,000 shares issued & outstanding	$9	—
Additional paid-in capital	117,526	2
Deficit	(23,769)	(3,926)

Total shareholders’ equity (deficit)	93,765	(3,924)
Partners’ capital	—	2,599

Total liabilities, shareholders’ equity & partners’ capital	$245,886	$126,592

Quarterly Supplemental Disclosure
December 31, 2003

SELECTED OPERATING RATIOS
(in thousands)

3 months ended
December 31, 2003
COVERAGE RATIOS
Interest Coverage Ratio
Pro Forma EBITDA	$4,683
Divided by Interest Expense	2,177

2.15x
Fixed Charge Coverage Ratio
Pro Forma EBITDA	$4,683
Divided by Pro Forma Interest Expense	2,177
+ Principal Amortization	302

1.89x
OVERHEAD RATIO
G&A to Real Estate Revenues
Pro Forma General and Administrative Expense	$827
Pro Forma Real Estate Revenues	7,599

10.8%
LEVERAGE RATIOS
Debt/Total Market Capitalization
Total Debt	$127,840
Total Market Capitalization	315,821

40.4%

Quarterly Supplemental Disclosure
December 31, 2003

TOTAL MARKET CAPITALIZATION
(in thousands, except per share data)

		Percent of Total
		Market
		Capitalization
Total Common Shares Outstanding	8,634
Common Operating Partnership (“OP”) Units	1,397

Total Common Shares and OP Units	10,031

Market Price at December 31, 2003	$18.74

Total Equity Capitalization	$187,981	59.5%
Debt Capitalization
Fixed-Rate Debt	$95,340	30.2%
Floating-Rate Debt	32,500	10.3%

Total Debt Capitalization	127,840	40.5%

Total Market Capitalization	$315,821	100.0%

Quarterly Supplemental Disclosure
December 31, 2003

DESCRIPTION OF PROPERTIES

CORE PORTFOLIO

					Occupancy at
Property	Date of Acquisition	Property Type	Location	Square Footage	December 31, 2003

Plaza 500	1997	Multi-tenant industrial	Alexandria, VA	505,945	97%
Van Buren Business Park	1997	Flex	Herndon, VA	109,233	75%
6600 Business Parkway	1997	Single-tenant industrial	Elkridge, MD	172,200	100%
13129 Airpark Road	1997	Multi-tenant industrial	Culpeper, VA	150,400	66%
4200 and 4212 Technology Court	1998	Flex	Chantilly, VA	64,064	91%
Newington Business Park Center	1999	Multi-tenant industrial	Lorton, VA	254,114	100%
Crossways Commerce Center I	1999	Multi-tenant industrial	Chesapeake, VA	348,615	100%
Crossways Commerce Center II	1999	Flex	Chesapeake, VA	147,736	100%
Coast Guard Building	1999	Flex	Chesapeake, VA	61,992	100%
Snowden Center	2002	Flex	Columbia, MD	140,438	92%
Rumsey Center	2002	Flex	Columbia, MD	134,654	88%
Greenbrier Technology Center II	2002	Flex	Chesapeake, VA	79,684	96%
Norfolk Business Center	2002	Flex	Norfolk, VA	90,448	100%

Subtotal/Average				2,259,523	94%

FOURTH QUARTER ACQUISITIONS

						Occupancy at
Property	Purchase Price	Date of Acquisition	Property Type	Location	Square Footage	December 31, 2003

Virginia Center	$9,525,000	10/29/03	Flex	Glen Allen, VA	119,672	63%
Interstate Plaza	12,000,000	12/1/03	Single-tenant Industrial	Alexandria, VA	107,320	100%
Alexandria Corporate Park	40,000,000	12/23/03	Multi-tenant Industrial	Alexandria, VA	278,130	68%
6251 Ammendale Road	6,100,000	12/24/03	Flex	Beltsville, MD	86,818	38%

Subtotal/Average	$67,625,000				591,940	68%
TOTAL					2,851,463	89%

TOTAL					2,851,463	89%

Quarterly Supplemental Disclosure
December 31, 2003

PORTFOLIO ANALYSIS

PORTFOLIO BY MARKET

				Percentage of
				Annualized
	Number of Buildings	Square Feet	Occupancy Rate	Rent
Washington	20	1,556,024	84%	58%
Norfolk	6	728,475	100%	23%
Baltimore	9	447,292	94%	16%
Richmond	1	119,672	63%	3%

Total	36	2,851,463	85%	100%

PORTFOLIO BY PROPERTY TYPE

				Percentage of
				Annualized
	Number of Buildings	Square Feet	Occupancy Rate	Rent
Single-tenant Industrial	2	279,520	100%	8%
Multi-tenant Industrial	12	1,537,204	90%	50%
Flex	22	1,034,739	84%	42%

Total	36	2,851,463	92%	100%

PORTFOLIO BY LEASE TYPE

			Percentage of
	Number of Leases	Square Feet[1]	Portfolio
Triple Net	121	1,609,536	64%
Industrial Gross	26	391,736	15%
Full Service	44	524,238	21%

Total	191	2,525,510	100%

1 Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
December 31, 2003

SUMMARY OF LARGEST TENANTS

			Total	Total	Percentage of	Weighted Average
		Number of	Occupied	Annualized	Total Annualized	Remaining Lease
Ranking	Tenant	Leases	Square Feet	Rental Revenue[1]	Rental Revenue	Term
1	U.S. Government	14	524,025	$6,593,097	25.3%	6.0
2	First Data Corporation	1	117,336	1,184,774	4.6%	4.9
3	Carolina Holdings	1	124,501	1,053,665	4.0%	6.2
4	CACI	3	46,207	952,254	3.7%	7.8
5	REICO Distributors	1	172,200	948,365	3.6%	6.0
6	Fibertek, Inc.	1	28,719	569,211	2.2%	2.0
7	AMSEC LLC	1	35,631	532,602	2.0%	2.8
8	Anteon International Corporation	4	104,700	494,519	1.9%	1.8
9	Paratek Microwave	1	29,828	391,642	1.5%	3.8
10	Precision Partners, Inc.	1	47,495	380,581	1.5%	6.2

	Subtotal Top 10 Tenants	28	1,230,642	$13,100,710	50.3%	5.6
	All Remaining Tenants	163	1,294,868	$12,926,263	49.7%	3.4

	Total / Weighted Average	191	2,525,510	$26,026,973	100.0%	4.5

1 Annualized rental revenue is based on rental revenue as of December 31, 2003.

Quarterly Supplemental Disclosure
December 31, 2003

LEASE EXPIRATIONS

		Gross Leased Area		Annualized Rental Revenue
	Number of
	Leases	Square	Percent of		Percent of	Average per
Year of Lease Expiration	Expiring	Footage	Total	Amount	Total	Sq. Ft.
2004	37	267,987	10.6%	$2,865,267	11.0%	$10.69
2005	36	181,103	7.2%	2,379,445	9.1%	13.14
2006	31	299,734	11.9%	2,919,958	11.2%	9.74
2007	34	469,028	18.6%	4,824,185	18.5%	10.29
2008	19	272,663	10.8%	2,983,147	11.5%	10.94
2009	10	469,743	18.6%	3,459,149	13.3%	7.36
2010	5	242,298	9.6%	2,111,759	8.1%	8.72
2011 and thereafter	19	322,954	12.8%	4,484,060	17.2%	13.88

Total	191	2,525,510	100.0%	$26,026,970	100.0%	$10.31

Quarterly Supplemental Disclosure
December 31, 2003

LEASING ANALYSIS

	12 months ended	3 months ended
	December 31, 2003	December 31, 2003
Total new and renewal leases
Square footage of expired leases	327,399	214,783
Square footage of new and renewal leases	375,483	255,882
Number of new and renewal leases commencing	41	18
New Leases[1]
New square footage	129,422	72,445
Number of new leases commencing	17	8
Average rental rate	$11.98	$11.31
Percentage growth in base rent	15.6%	22.5%
Average capital cost per square foot	$10.44	$10.90
Renewal Leases
Square footage of renewal leases	246,061	183,437
Number of renewal leases commencing	24	10
Retention rate	75.2%	85.4%
New base rent	$8.88	$7.55
Expiring base rent	$7.91	$6.52
Percentage growth in base rent[2]	12.2%	15.8%
Average capital cost per square foot	$1.49	$0.84

1 Includes lease square footage and costs related to leases signed in 4th quarter for subsequent periods.

2 Rent is presented on a cash basis. Rents have not been averaged over terms. New rent is that which is initially paid at commencement.

Quarterly Supplemental Disclosure
December 31, 2003

DEBT ANALYSIS
(in thousands)

		Principal Balance
Encumbered Properties	Interest Rate	December 31, 2003	Annual Debt Service	Maturity Date	Balance at Maturity
Fixed Rate Debt
Original Portfolio	7.26%	$39,268	$3,429	12/11/07	$36,784
Plaza 500
Van Buren Business Park
6600 Business Parkway
13129 Airpark Road
4200 Tech Court	8.07%	1,835	168	10/1/09	1,703
4212 Tech Court	8.53%	1,779	169	6/1/10	1,653
Crossways Commerce Center	6.70%	26,621	2,087	10/1/12	23,314
Newington Business Park Center	6.70%	16,792	1,316	10/1/12	14,706
Interstate Plaza	7.45%	9,045	726	1/1/07	8,282

		$95,340	$7,895		$86,442

Floating Rate Debt
Greenbrier/Norfolk	LIBOR + 2.45%	$10,500	$375	11/30/05	$10,500
Rumsey/Snowden2	LIBOR + 2.57% [2]	22,000	1,005	12/31/05	22,000

		$32,500	$1,380		$32,500

Total		$127,840	$9,275		$118,942

1 Minimum LIBOR rate of 2.0% through December 31, 2003. The loan was paid down and the terms renegotiated effective January 1, 2004 (see footnote 2).

2 The Company paid off $7.0 million of this mortgage on January 30, 2003 and renegotiated the interest rate and maturity date. Effective January 1, 2004, the LIBOR floor of 2.0% was reduced to 1.1%, the spread was reduced from 2.57% to 2.35% and the maturity was extended one year to 12/31/2006. Pro Forma floating rate and total debt reflecting these modifications is as follows:

Floating Rate Debt
Greenbrier/Norfolk	LIBOR + 2.45%	$10,500	$375	11/30/05	$10,500
Rumsey/Snowden	LIBOR + 2.35%	15,000	518	12/31/06	15,000

		25,500	893		25,500

Total		$120,840	$8,788		$111,942

Quarterly Supplemental Disclosure
December 31, 2003

     MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA, adjusted funds from operations (“AFFO”) and funds available for distribution (“FAD”), variously defined, as supplemental performance measures.

While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, AFFO and FAD appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO and FAD provide further tools to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA, AFFO and FAD are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.

Net Operating Income

Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.

EBITDA

Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.

Funds From Operations

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Adjusted Funds From Operations and Funds Available for Distribution

Management believes that AFFO and FAD are useful measures of the Company’s liquidity. The Company computes AFFO by adding to FFO the non-cash amortization of deferred financing costs, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD, calculated as AFFO less scheduled principal repayments, is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.